UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 4, 2004
                                                        ------------------


                         BIO-IMAGING TECHNOLOGIES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-11182                  11-2872047
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



826 Newtown-Yardley Road, Newtown, Pennsylvania                       18940
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (267) 757-3000
                                 --------------
                        (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             Exhibit No.              Description of Exhibit
             -----------              ----------------------

                99.1                  Press release dated February 4, 2004.


ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 4, 2004, Bio-Imaging Technologies, Inc. (the "Company") announced its financial results for the fourth quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BIO-IMAGING TECHNOLOGIES, INC.



Dated: February 4, 2004              By: /s/ Mark L. Weinstein
                                        ---------------------------------------
                                        Name:  Mark L. Weinstein
                                        Title: President and Chief Executive
                                               Officer

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------


  99.1                    Press release dated February 4, 2004.